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                                                                  EXHIBIT 99.4b


                                  PACIFIC BELL

                             OFFICERS' CERTIFICATE

                     7-1/4% Debentures Due November 1, 2027

                       Pursuant to Section 2.02(a) of the
                           Indenture Identified Below


                 The undersigned, Donald E. Kiernan, Vice President of Pacific Bell (the "Company"), and Roger W. Wohlert, Treasurer of the Company, acting pursuant to an authorization contained in certain resolutions duly adopted by the Board of Directors of the Company on October 2, 1997, do hereby determine and establish the following terms for a series (the "Series") of the Company's debt securities (the "Securities") to be issued under an Indenture, dated as of October 7, 1997 (the "Indenture"), from the Company to The Bank of New York, as Trustee (terms defined in the Indenture shall have the meanings as so defined when used herein, unless otherwise defined herein):

(1)      Title of Securities of the Series:                 7-1/4% Debentures Due
                                                            November 1, 2027

(2)      Limit, if any, upon the aggregate
         principal amount of Securities of the
         Series which may be authenticated and
         delivered under the Indenture (except for
         Securities authenticated and delivered
         upon
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
         registration of transfer of, or in
         exchange for, or in lieu of, other
         Securities of the Series pursuant to
         Section 2.08, 2.09, 2.12, 3.06 or 9.05 of
         the Indenture):                                    $100,000,000

(3)      Date or dates on which the principal of
         Securities of the Series is payable:               November 1, 2027

(4) With respect to interest on Securities of the Series:

         (a)     The rate or rates at which                 7-1/4% per annum on non-
                 Securities of the Series shall             overdue principal and (to the
                 bear interest:                             extent that the payment of such interest shall be
                                                            legally enforceable) on any overdue principal and
                                                            any overdue installment of interest.

         (b)     The method of calculating such
                 rate or rates of interest:                 Not applicable.

         (c)     The date from which such interest          November 7, 1997, or from the most recent May 1 or
                 shall accrue:                              November 1 to which interest has been paid or duly
                                                            provided for, until the principal thereof is paid
                                                            or made available for payment.

         (d)     The dates on which such interest           May 1 and November 1, commencing May 1, 1998.
                 shall be payable ("Interest
                 Payment Dates"):

         (e)     Record dates for interest payable          The close of business on the April 15 or October
                 on any interest payment date:              15 (even if a Legal Holiday), as the

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
                                                            case may be, next preceding an Interest Payment Date
                                                            shall be the "Regular Record Date" for the interest
                                                            payable on such Interest Payment Date; a special
                                                            record date shall be fixed for the payment of
                                                            defaulted interest in accordance with Section 2.14
                                                            of the Indenture.

(5)      Place or places where the principal of and         At the office or agency of the Company maintained
         interest on Securities of the Series shall         for such purpose in the Borough of Manhattan, The
         be payable:                                        City of New York, State of New York, which at the
                                                            date hereof is the principal corporate trust
                                                            office of the Trustee, and at any other office or
                                                            agency maintained by the Company for such purpose;
                                                            provided, however, that at the option of the
                                                            Company it may pay interest by check or draft
                                                            mailed to the Holder's address as it appears on
                                                            the register for Securities of the Series.

(6) With respect to redemption, in whole or in part, of Securities of the Series at the option of the Company:
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The Securities of the Series are not redeemable prior to November 1, 2007.  On or after November 1, 2007, and prior to maturity, the Company, at its option, may redeem all or from time to time any part of the Securities of the Series upon not less than 30 days, but not more than 60 days, notice at the redemption prices (expressed as percentages of the principal amount) during

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the 12-month periods beginning November 1, 2007 of each of the years indicated:

                                                                     Redemption
         Year                                                           Price
         ----                                                        ----------
         2007 . . . . . . . . . . . . . . . . . . . . . . . . . . . . 103.2035%
         2008 . . . . . . . . . . . . . . . . . . . . . . . . . . . . 102.8832
         2009 . . . . . . . . . . . . . . . . . . . . . . . . . . . . 102.5628
         2010 . . . . . . . . . . . . . . . . . . . . . . . . . . . . 102.2425
         2011 . . . . . . . . . . . . . . . . . . . . . . . . . . . . 101.9221
         2012 . . . . . . . . . . . . . . . . . . . . . . . . . . . . 101.6018
         2013 . . . . . . . . . . . . . . . . . . . . . . . . . . . . 101.2814
         2014 . . . . . . . . . . . . . . . . . . . . . . . . . . . . 100.9611
         2015 . . . . . . . . . . . . . . . . . . . . . . . . . . . . 100.6407
         2016 . . . . . . . . . . . . . . . . . . . . . . . . . . . . 100.3204

and thereafter at 100% of the principal amount thereof, in each case together with accrued interest to the redemption date.

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
7) With respect to the mandatory redemption or purchase of Securities of the Series:

         (a)     Any provisions for a sinking fund
                 or analogous provisions or for
                 mandatory redemption upon the
                 happening of a specified event or
                 for redemption or purchase at the
                 option of a Holder:                        Not applicable.

         (b)     The period or periods within
                 which such redemptions or
                 purchases must be made:                    Not applicable.

         (c)     The applicable price or prices at
                 which such redemptions or
                 purchases must be made:                    Not applicable.
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
         (d)     The terms and conditions of such
                 redemptions or purchases:                  Not applicable.

(8)      Denominations in which Securities of the           $1,000 and integral multiples thereof.
         Series are issuable:

(9)      If other than the principal amount
         thereof, the portion of the principal
         amount of Securities of the Series payable
         on declaration of acceleration pursuant to
         Section 6.02 of the Indenture:                     Not applicable.

(10)     (a)     Whether Securities of the Series
                 are issuable as Registered
                 Securities, Unregistered Securities
                 (with or without Interest coupons),
                 or any combination thereof:                Registered Securities only.

         (b)     Any restrictions applicable to
                 the offering or sale of
                 Unregistered Securities:                   Not applicable.

         (c)     Whether, and the terms upon
                 which, Unregistered Securities of
                 the Series may be exchanged for
                 Registered Securities of the
                 Series and vice versa:                     Not applicable.
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
(11)     With respect to the payment of additional
         amounts on Securities of the Series held
         by a person who is not a U.S. person in
         respect of taxes or similar charges
         withheld or deducted:

         (a)     Whether and under what
                 circumstances such payments will
                 be made:                                   Not applicable.

         (b)     If such additional amounts are to
                 be paid, whether the Company will
                 have the option to redeem such
                 Securities of the Series rather
                 than pay such additional amounts:          Not applicable.

(12)     Whether the Securities of the Series are           The Securities of the Series will be represented
         issuable in whole or in part in the form           by a Global Security or Securities to be deposited
         of one or more Global Securities and, in           with The Depository Trust Company, as Depository,
         such case, the   Depository for such               in accordance with its "book-entry only"
         Global Security or Securities:                     procedures.

(13)     The currency or currencies in which
         payment of the principal of and interest
         on the Securities of the Series shall be
         payable:                                           U.S. dollars.

(14)     Whether the amount or payments of
         principal of or interest on the
         Securities of the Series may be determined
         with reference to an index and, in such
         case, the manner in which such amounts
         shall be determined:                               Not applicable.
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
(15)     Any other covenants or terms of Securities
         of the Series, including any additional
         restrictive covenants not described above
         or any terms required by United States
         laws or regulations or advisable in
         connection with the marketing of
         Securities of the Series:                          None.

(16)     Initial public offering price of
         Securities of the Series:                          99.157% of their principal amount.

(17)     Underwriters' commission or discount as a
         percentage of the principal amount of
         Securities of the Series to be issued:             .875%

(18)     Agency fees as a percentage of the
         principal amount of Securities of the
         Series to be issued:                               Not applicable.

(19) Attached to this Certificate as Exhibit A is a specimen of the Securities of the Series, which is hereby approved.

(20) Attached to this Certificate as Exhibit B is the form of the Underwriting Agreement
         (including Schedules I and II thereto),
         which is hereby





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         approved, relating to the offering and
         sale of the Securities of the Series and the Securities of another series to be issued under the Indenture entitled
         6-5/8% Notes Due November 1, 2009, the
         terms and forms of which have been
         determined and established pursuant to a separate Officers' Certificate dated the date hereof.


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IN WITNESS WHEREOF, we have executed this Certificate on behalf of the Company.

Dated:  November 4, 1997



                                        /s/ DONALD E. KIERNAN
                                        ------------------------------
                                        Donald E. Kiernan
                                        Vice President





                                        /s/ ROGER W. WOHLERT
                                        ------------------------------
                                        Roger W. Wohlert
                                        Treasurer





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